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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                     ----------------------------------

                                  FORM 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported): January 13, 2004



                           ZOLTEK COMPANIES, INC.
           (Exact name of registrant as specified in its charter)


    MISSOURI                        0-20600                 43-1311101
 (State or other               (Commission File          (I.R.S. Employer
 jurisdiction of                    Number)               Identification
  organization)                                               Number)

 3101 MCKELVEY ROAD
 ST. LOUIS, MISSOURI                                            63044
 (Address of principal executive offices)                     (Zip Code)


     Registrant's telephone number, including area code: (314) 291-5110




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ITEM 5.           OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On January 13, 2004, Zoltek Companies, Inc. issued a press release announcing reporting its results for the fourth quarter and full fiscal year ended September 30, 2003, and completion of the previously announced refinancing of its debt obligations.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  (a) Financial statements of businesses acquired. Not
                      -------------------------------------------
                      applicable.

                  (b) Pro forma financial information. Not applicable
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                  (c) Exhibits. See Exhibit Index.
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                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 14, 2004

                                       ZOLTEK COMPANIES, INC.



                                       By /s/ Zsolt Rumy
                                          -------------------------------------
                                           Zsolt Rumy
                                           Chairman and Chief Executive Officer




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                                EXHIBIT INDEX

 Exhibit
 Number                             Description
 ------                             -----------

   99                   Press Release, dated January 13,  2004.




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